SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 19, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


 Commission         Registrant, State of Incorporation,      I.R.S Employer
  File No.             Address, and Telephone Number       Identification No.
 ----------         -----------------------------------    ------------------

  1-15467                  Vectren Corporation                 35-2086905
                         (An Indiana Corporation)
                           20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000

  1-16739             Vectren Utility Holdings, Inc.           35-2104850
                         (An Indiana Corporation)
                           20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000

  1-6494                Indiana Gas Company, Inc.              35-0793669
                         (An Indiana Corporation)
                           20 N.W. Fourth Street,
                         Evansville, Indiana 47708
                              (812) 491-4000


           Former name or address, if changed since last report: N/A

Item 9.  Regulation FD Disclosure

Vectren Energy Delivery of Ohio (VEDO), a subsidiary of Vectren Corporation (the Company), an energy holding and applied technology company, announced it has issued a pre-filing notice to the Public Utilities Commission of Ohio (PUCO) for a request to adjust base rates and charges for VEDO's gas distribution business in a 17-county region covering west central Ohio. A copy of the press release is furnished as Exhibit 99-1 to this Current Report.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VECTREN CORPORATION
                                          VECTREN UTILITY HOLDINGS, INC.
                                          INDIANA GAS COMPANY, INC
April 19, 2004


                                          By:  /s/ M. Susan Hardwick
                                          -----------------------------------
                                          M. Susan Hardwick
                                          Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 9:



 Exhibit
 Number        Description

  99-1 Press Release - Vectren Energy Delivery of Ohio seeks approval of new natural gas base rates
  99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995